UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 9, 2008.

INFOLINX COMMUNICATIONS LTD.
(Exact name of registrant as specified in its charter)

Nevada	333-139805	98-0504670
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation	File Number)	Identification No.)

180 Pemberton Avenue, North Vancouver,	V7P 2R5
British Columbia, Canada	(Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code 604-676-1475

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e -4(c))

ITEM 5.02           Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

At a Shareholders Meeting on July 8 2008 the shareholders appointed Matt Jones as President / Director and elected Mark Garfield as Chief Executive Officer / Director. Two new directors were also elected to the Board of Directors Mr. Alan Husejnagic, Secretary / Treasurer / Director and Mr. Naveen Aggarwal / Director.

EXHIBITS

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

INFOLINX COMMUNICATION LTD.

By: /s/ Matthew Jones
Matthew Jones, President and Director

By: /s/ Mark Garfield
Mark Garfield, Director

Dated: July 9, 2008